UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________

FORM 8-K
______________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 20, 2017
______________________________________

METLIFE, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	1-15787	13-4075851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, New York, N.Y.		10166-0188
(Address of principal executive offices)		(Zip Code)

(212) 578-9500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.435)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

MetLife, Inc. is filing this Current Report on Form 8-K to reflect the impact of the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") through a distribution of 96,776,670 shares of Brighthouse Financial, Inc. common stock to the MetLife, Inc. common shareholders on August 4, 2017 (the “Separation”) on its previously filed financial statements and other disclosures included in MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”).
The Separation resulted in the elimination of the Brighthouse Financial segment. The results of Brighthouse are reflected in MetLife, Inc.'s consolidated financial statements as discontinued operations and, therefore, are presented as assets and liabilities of disposed subsidiary on the consolidated balance sheets and income (loss) from discontinued operations on the consolidated statements of operations. Prior period results have been revised to reflect discontinued operations, which are reported in Corporate & Other. The reporting of discontinued operations had no impact on total consolidated assets or liabilities or on total consolidated net income (loss) for any of the periods presented.

The following items of the 2016 Annual Report (collectively, the “Revised Sections”) are being revised in their entirety as reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk; and

•	Part II, Item 8. Financial Statements and Supplementary Data.

The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and are hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2016 Annual Report, as specified in such Exhibit. No Items of the 2016 Annual Report other than those identified above are being revised by this filing. Information in the 2016 Annual Report is generally stated as of December 31, 2016 and this filing does not reflect any subsequent information or events other than the changes described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations, including the Consolidated Company Outlook, contained in the 2016 Annual Report, for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More recent information, including Risk Factors and the Note Regarding Forward-Looking Statements, is contained in MetLife, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 (the “Quarterly Report on Form 10-Q”) and other filings made by MetLife, Inc. with the SEC. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2016 Annual Report, the Quarterly Report on Form 10-Q and other filings made by MetLife, Inc. with the SEC.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

12.1	Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Sections in 2016 Annual Report on Form 10-K:

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk

Part II, Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METLIFE, INC.

By	/s/ William O'Donnell
Name: William O'Donnell
Title: Executive Vice President and Chief Accounting Officer (Authorized Signatory and Principal Accounting Officer)
Date: November 20, 2017